UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 25, 2007
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                           The First Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)

     Mississippi                        33-94288              64-0862173
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(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
    of incorporation)                                      Identification No.)


                  6480 U.S. Hwy 98 West, Hattiesburg, MS        39402
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               (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code (601) 268-8998
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

Item 2.02       Results of Operations and Financial Condition

         On April 25, 2007, The First Bancshares, Inc. issued a press release announcing its preliminary results of operations for the quarter ended March 31, 2007. A copy of the press release is attached hereto and incorporated herein as
Exhibit 99.1. In accordance with general instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934.

Item 7.01.      Regulation FD Disclosure

On April 25, 2007, The First Bancshares, Inc. announced its declaration of a $.075 per share quarterly cash dividend. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99.1 hereto.

Item 9.01.      Financial Statements and Exhibits

(c)     Exhibits
99.1    Press Release dated April 25, 2007.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        The First Bancshares, Inc.
                                        (Registrant)


Date: April 25, 2007

                                        /s/ David E. Johnson
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                                        Name:   David E. Johnson
                                        Title:  Chairman of the Board and CEO